UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES AND EXCHANGE ACT OF 1934
March 14, 2006
DATE OF REPORT
(DATE OF EARLIEST EVENT REPORTED)

AMERICAN COMMERCIAL LINES INC.
(EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

Delaware (STATE OR OTHER JURISDICTION OF INCORPORATION)	000-51562 (COMMISSION FILE NO.)	73-3177794 (IRS EMPLOYER IDENTIFICATION NO.)
1701 East Market Street, Jeffersonville, Indiana
(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES, INCLUDING ZIP CODE)
(812) 288-0100
(REGISTRANT’S TELEPHONE NUMBER, INCLUDING AREA CODE)
NOT APPLICABLE
(FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 7.01. REGULATION FD DISCLOSURE.
     On March 14, 2006, American Commercial Lines Inc. (the “Company”) issued a press release announcing that the Company is increasing its earnings and EBITDA guidance for 2006. A copy of the press release is furnished as Exhibit 99.1 and incorporated herein by reference.
ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.
(d) Exhibits.

Exhibit
Number	Description

99.1	Press release, dated March 14, 2006, issued by American Commercial Lines Inc. is being furnished pursuant to Item 7.01.

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMERICAN COMMERCIAL LINES INC. (REGISTRANT)
By:	/s/ Lisa L. Fleming
Lisa L. Fleming
Senior Vice President, Law and Administration

Dated: March 14, 2006

EXHIBIT INDEX

Exhibit
Number	Description

99.1	Press release, dated March 14, 2006, issued by American Commercial Lines Inc. is being furnished pursuant to Item 7.01.